Item 1: Report to Shareholders

Science & Technology Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

After rallying last fall, science and technology stocks struggled in the first half of 2005. Despite signs of a steady economic recovery, rising energy prices, higher short-term interest rates, and pockets of global weakness dampened investor enthusiasm. Most of the major market indices were either flat or declined slightly for the six-month period. The small-cap Russell 2000 Index posted a -1.25% return compared with -0.81% for the Standard & Poor’s 500 Stock Index and -3.64% for the Dow Jones Industrial Average.

PERFORMANCE COMPARISON
Periods Ended 6/30/05	6 Months	12 Months
Science & Technology Fund	-3.19%	-1.65%
Science & Technology Fund–
Advisor Class	-3.19	-1.70
S&P 500 Stock Index	-0.81	6.32
Lipper Science & Technology
Funds Index	-5.23	-1.85

For the six months ended June 30, your fund returned -3.19% (Advisor Class shares also had a -3.19% return), trailing the unmanaged S&P 500 but outperforming the Lipper Science & Technology Funds Index, as shown in the accompanying Performance Comparison table. For the one-year period, fund results were in line with its Lipper peer group, but it trailed the S&P 500. In six out of the past seven years, we have seen science and technology stocks decline in the early months of the year, then surge in the second half—although there is no guarantee the pattern will be repeated this year. (The only exception was the year 2000, when the Nasdaq peaked early in March followed by the collapse of Internet stocks in the fall.) So far, tech stocks’ behavior in the first half of this year has followed historic precedent. Technology companies are currently attractively valued on a historic basis as well as relative to the market as a whole.

MARKET ENVIRONMENT

After finishing 2004 near their highest levels of the year, the broad markets retreated for the first half of 2005 with technology stocks faring the worst. The daily volatility and lack of direction reflected limited investor conviction. More often than not, an encouraging macroeconomic statistic gave the market a momentary boost in the morning, but worries about inflation or concerns about a slowing U.S. economy drove it down by the close. Outside the U.S., major European countries—Germany, France, and Italy—showed signs of slowing economic growth. Oil prices rose to more than $60 a barrel and seem resistant to falling despite OPEC’s efforts to increase production. In addition, the lack of success in stabilizing Iraq and the possibility of terrorist attacks in Europe and the United States added to the unsettled investment environment.

Not all of the news was discouraging. Consolidation among technology companies continued, adding a slight lift to the sector. Adobe Systems’ $3.4 billion acquisition of Macromedia Inc. and Sun Microsystems’ $4.1 billion purchase of Storage Technology are among the larger deals announced and pending so far this year. Another positive for tech stocks is that the supply chain is in balance. Just-in-time manufacturing and the advent of new technologies allow companies to better control and track their inventory of parts, materials, and finished products. As a result, the amount of inventory relative to monthly sales has declined steadily; much of last year’s glut of semiconductors has been absorbed. Demand for chips used in personal computers and consumer products, such as digital television sets and DVD players, has expanded, and the demand for semiconductors from wireless-handset makers and other communications companies continues to be strong.

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. Software and semiconductors stocks accounted for more than half of the portfolio, and hardware and telecom equipment constituted another quarter, as shown in the Industry Diversification pie chart. During the past six months, we decreased our exposure to semiconductors and marginally increased our holdings of telecom equipment stocks. With the strong move in the large-cap semiconductor stocks, our analysis indicated a better risk/reward elsewhere in technology. Software remains the largest industry represented in the portfolio, but we adjusted our holdings by reducing our positions in selected applications and technical software companies and supplementing our holdings of systems software companies. Our largest purchases were Dell, eBay, and Qualcomm, while our largest sales included Intel, Qlogic, and Texas Instruments. (Please refer to our portfolio of investments for a complete listing of the portfolio’s holdings and the amount each represents of the portfolio.)

Among portfolio holdings, Corning, Google, and Intel were the fund’s best contributors over the past six months, while laggards included eBay, IBM, and Elan. EBay continued to execute well throughout 2004, but investor expectations exceeded reality. IBM failed to meet its growth targets in the March quarter due to weakness in Europe and margin pressure—the inability to raise prices because of intense competition—in services. After showing very promising results for its new multiple sclerosis drug, Tysabri, Elan voluntarily suspended its use after it was linked to a rare and potentially fatal disease that affects the central nervous system. After the first public report about Tysabri’s problems, we eliminated Elan from the fund.

The fund’s 25 largest holdings, which included Microsoft, Dell, and Cisco Systems, represented 67% of net assets. At the end of June, the average market capitalization for the fund was $23.6 billion, compared with $17.6 billion six months ago, as we found more attractive valuations in the large-cap arena.

OUTLOOK

Despite some challenging conditions—stronger dollar, rising oil prices, higher interest rates, lack of corporate spending, and increased geopolitical risks—we believe there are ample opportunities among science and technology stocks for the remainder of the year. If the historic pattern prevails, these stocks will exhibit seasonal strength during the summer and fall. With large hoards of cash and attractively valued targets, the pace of consolidation will likely accelerate.

There are, however, some troubling developments looming for the tech sector. The supply chain could be disrupted, as customers verify compliance with new European environmental regulations limiting the use of lead in electronics manufacturing. With operating margins at all-time highs, companies will rely more heavily on revenue growth to expand their earnings. Growing revenues could be difficult if companies remain circumspect about information technology spending. While many corporations may be reluctant to commit to capital expenditures that would increase capacity, they may be more inclined to spend on technology-based products and services that allow them to innovate and squeeze more profits out of their revenues.

Despite the challenges in business spending, adoption of digital technology continues at a rapid clip. Consumers are enthusiastically embracing the rollouts of new products, from high-definition televisions to cell phones with video capability. Consumers are exchanging dial-up Internet connections for broadband and generating demand for new and upgraded communications equipment. Our focus remains on companies with growing market share and strong management teams that are positioned to benefit from the opportunities present in an improving economic and IT spending environment.

As always, we appreciate your continued support.

Respectfully submitted,

Michael F. Sola
President of the fund and chairman of its Investment Advisory Committee

July 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

Microsoft	6.9%
Dell	5.0
Cisco Systems	4.6
Oracle	3.3
EMC	3.3
Xilinx	3.1
IBM	3.0
QUALCOMM	2.8
Intel	2.8
Analog Devices	2.7
Maxim Integrated Products	2.7
Yahoo!	2.6
Mercury Interactive	2.5
First Data	2.3
Red Hat	2.1
eBay	2.0
SAP	1.9
Juniper Networks	1.9
Corning	1.9
Samsung Electronics	1.8
Accenture	1.7
Cadence Design Systems	1.6
Google	1.5
Flextronics	1.5
Microchip Technology	1.5
Total	67.0%

Note: Table excludes investments in the T. Rowe Price Investment Fund.

PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/05

Largest Purchases	Largest Sales

Dell	Intel
eBay	QLogic *
Qualcomm	Texas Instruments
EMC	Dell
Xilinx	Cisco Systems
IBM	Hewlett-Packard *
Google	Viacom
First Data	Fiserv
Yahoo!	IAC/InterActiveCorp *
Cognos	Mercury Interactive

* Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since	Inception
Periods Ended 6/30/05	1 Year	5 Years	10 Years	Inception	Date
Science & Technology Fund	-1.65%	-18.87%	3.02%	–	–
S&P 500 Stock Index	6.32	-2.37	9.94	–	–
Lipper Science & Technology
Funds Index	-1.85	-18.23	5.59	–	–
Science & Technology Fund–
Advisor Class	-1.70	-18.87	–	-20.16%	3/31/00
S&P 500 Stock Index	6.32	-2.37	–	-2.76	–
Lipper Science & Technology
Funds Index	-1.85	-18.23	–	-19.17	–

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemp-
tion of shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Investor Class
Actual	$1,000.00	$968.10	$4.98
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,019.74	$5.11
Advisor Class
Actual	$1,000.00	$968.10	$5.03
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,019.69	$5.16

* Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the
* average account value over the period, multiplied by the number of days in the most recent fiscal half
* year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense
* ratio of the Investor Class was 1.02%, the Advisor Class was 1.03%.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$19.10	$18.80	$12.43	$20.92	$35.57	$63.71

Investment activities
Net investment
income (loss)	(0.04)	(0.03)	(0.11)	(0.14)	(0.18)	(0.29)
Net realized and
unrealized gain (loss)	(0.57)	0.33	6.48	(8.35)	(14.47)	(20.57)

Total from
investment activities	(0.61)	0.30	6.37	(8.49)	(14.65)	(20.86)

Distributions
Net realized gain	–	–	–	–	–	(7.28)

NET ASSET VALUE
End of period	$18.49	$19.10	$18.80	$12.43	$20.92	$35.57

Ratios/Supplemental Data
Total return^	(3.19)%	1.60%	51.25%	(40.58)%	(41.19)%	(34.19)%
Ratio of total expenses to
average net assets	1.02%†	1.01%	1.09%	1.11%	1.00%	0.86%
Ratio of net investment
income (loss) to average
net assets	(0.48)%†	(0.15)%+	(0.73)%	(0.87)%	(0.73)%	(0.55)%
Portfolio turnover rate	58.1%†	54.5%	47.8%	60.8%	143.6%	134.1%
Net assets, end of period
(in millions)	$3,438	$3,905	$4,380	$2,839	$5,209	$8,892

** Per share amounts calculated using average shares outstanding method.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
+	Includes the effect of a one-time special dividend (0.54% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

Advisor Class
	6 Months	Year				3/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$19.10	$18.80	$12.42	$20.90	$35.54	$71.08

Investment activities
Net investment
income (loss)	(0.04)	(0.02)	(0.13)	(0.12)	(0.17)	(0.13)
Net realized and
unrealized gain (loss)	(0.57)	0.32	6.51	(8.36)	(14.47)	(28.13)

Total from
investment activities	(0.61)	0.30	6.38	(8.48)	(14.64)	(28.26)

Distributions
Net realized gain	–	–	–	–	–	(7.28)

NET ASSET VALUE
End of period	$18.49	$19.10	$18.80	$12.42	$20.90	$35.54

Ratios/Supplemental Data
Total return^	(3.19)%	1.60%	51.37%	(40.57)%	(41.19)%	(41.06)%
Ratio of total expenses to
average net assets	1.03%†	1.03%	1.05%	1.08%	0.99%	1.09%†
Ratio of net investment
income (loss) to average
net assets	(0.49)%†	(0.16)%+	(0.69)%	(0.83)%	(0.71)%	0.80%†
Portfolio turnover rate	58.1%†	54.5%	47.8%	60.8%	143.6%	134.1%
Net assets, end of period
(in thousands)	$ 519,017	$ 602,458	$ 656,154	$ 346,768	$ 554,665	$ 829,024

** Per share amounts calculated using average shares outstanding method.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
+	Includes the effect of a one-time special dividend (0.55% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS AND WARRANTS 98.8%

HARDWARE 12.9%
Enterprise Hardware 9.4%
Dell *	5,000,000	197,550
EMC *	9,500,000	130,245
Lexmark International *	500,000	32,415
LG Electronics (KRW)	200,000	12,617
		372,827
Supply Chain & Electronic Manufacturing 3.5%
CDW	950,000	54,235
Flextronics *	4,500,000	59,445
Jabil Circuit *	750,000	23,048
		136,728
Total Hardware		509,555

HEALTH CARE 0.3%
Biotechnology 0.3%
Gilead Sciences *	250,000	10,997
Total Health Care		10,997

IT SERVICES 8.0%
IT Services 4.7%
Accenture, Class A *	3,000,000	68,010
IBM	1,600,000	118,720
		186,730
Processors 3.3%
Certegy	950,000	36,309
First Data	2,250,000	90,315
Fiserv *	100,000	4,295
		130,919
Total IT Services		317,649

MEDIA 8.6%
Gaming 0.7%
International Game Technology	1,000,000	28,150
		28,150
Internet 6.2%
eBay *	2,400,000	79,224
Google, Class A *	205,000	60,301
Yahoo! *	3,000,000	103,950
		243,475
Media & Entertainment 1.7%
Time Warner *	3,000,000	50,130
Viacom, Class B	500,000	16,010
		66,140
Total Media		337,765

SEMICONDUCTORS 23.5%
Analog Semiconductors 7.1%
Analog Devices	2,900,000	108,199
Intersil Holding, Class A	2,000,000	37,540
Linear Technology	800,000	29,352
Maxim Integrated Products	2,800,000	106,988
		282,079
Digital Semiconductors 12.6%
Altera *	2,000,000	39,640
Intel	4,250,000	110,755
Marvell Technology Group *	800,000	30,432
Microchip Technology	1,950,000	57,759
Samsung Electronics (KRW)	150,000	71,137
Taiwan Semiconductor, Warrants, 8/16/05 *	20,000,000	44,781
Texas Instruments	800,000	22,456
Xilinx	4,800,000	122,400
		499,360
Semiconductor Capital Equipment 3.8%
Applied Materials	2,500,000	40,450
ASML Holding ADS *	1,000,000	15,660
KLA-Tencor	1,200,000	52,440
Novellus Systems *	1,600,000	39,536
		148,086
Total Semiconductors		929,525

SOFTWARE 26.8%
Applications Software 3.6%
Adobe Systems	250,000	7,155
Cognos *	1,600,000	54,624
Informatica *	475,000	3,985
SAP (EUR)	250,000	43,414
SAP ADR	750,000	32,475
		141,653
Consumer Software 0.9%
Electronic Arts *	400,000	22,644
Intuit *	300,000	13,533
		36,177
Infrastructure Software 12.9%
Citrix Systems *	1,000,000	21,660
Microsoft	11,000,000	273,240
Oracle *	10,000,000	132,000
Red Hat *	6,400,000	83,840
		510,740
Systems Software 7.3%
McAfee *	2,000,000	52,360
Mercury Interactive *	2,600,000	99,736
Symantec *	2,000,000	43,480
VeriSign *	1,550,000	44,578
VERITAS Software *	2,000,000	48,800
		288,954
Technical Software 2.1%
Cadence Design Systems *	4,500,000	61,470
Synopsys *	1,350,000	22,505
		83,975
Total Software		1,061,499

TELECOM EQUIPMENT 13.0%
Wireless Equipment 4.3%
Motorola	1,200,000	21,912
Nokia ADR	2,200,000	36,608
QUALCOMM	3,400,000	112,234
		170,754
Wireline Equipment 8.7%
Cisco Systems *	9,500,000	181,545
Corning *	4,500,000	74,790
Juniper Networks *	3,000,000	75,540
Nortel Networks *	5,000,000	13,050
		344,925
Total Telecom Equipment		515,679

TELECOM SERVICES 1.1%
Wireless - Domestic 0.9%
Crown Castle International *	1,000,000	20,320
Nextel Communications, Class A *	500,000	16,155
		36,475
Wireline- International 0.2%
Telus (CAD)	162,100	5,695
		5,695
Total Telecom Services		42,170
Total Miscellaneous Common Stocks 4.6% **		183,408
Total Common Stocks and Warrants (Cost $4,209,505)		3,908,247

SHORT-TERM INVESTMENTS 1.6%

Money Market Fund 1.6%
T. Rowe Price Government Reserve Investment Fund, 2.94% #†	64,444,028	64,444
Total Short-Term Investments (Cost $64,444)		64,444

Total Investments in Securities
100.4% of Net Assets (Cost $4,273,949)	$3,972,691

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
**	The identity of certain securities has been
concealed to protect the fund while it com-
pletes a purchase or selling program for the
securities
†	Affiliated company – See Note 4
ADR	American Depository Receipts
ADS	American Depository Shares
CAD	Canadian dollar
EUR	Euro
KRW	South Korean won

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $64,444)	$64,444
Non-affiliated companies (cost $4,209,505)	3,908,247

Total investments in securities	3,972,691
Dividends and interest receivable	632
Receivable for investment securities sold	40,182
Receivable for shares sold	2,009
Other assets	38

Total assets	4,015,552

Liabilities
Investment management fees payable	2,211
Payable for investment securities purchased	42,849
Payable for shares redeemed	11,797
Due to affiliates	930
Other liabilities	859

Total liabilities	58,646

NET ASSETS	$3,956,906

Net Assets Consist of:
Undistributed net investment income (loss)	$(9,720)
Undistributed net realized gain (loss)	(5,739,456)
Net unrealized gain (loss)	(301,257)
Paid-in-capital applicable to 213,967,035 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized	10,007,339

NET ASSETS	$3,956,906

NET ASSET VALUE PER SHARE
Investor Class
($3,437,888,935/185,901,961 shares outstanding)	$18.49

Advisor Class
($519,016,811/28,065,074 shares outstanding)	$18.49

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$10,763
Securities lending	128
Interest	1

Total income	10,892

Expenses
Investment management	13,324
Shareholder servicing
Investor Class	5,807
Advisor Class	278
Rule 12b-1 fees–Advisor Class	671
Prospectus and shareholder reports
Investor Class	249
Advisor Class	11
Custody and accounting	143
Proxy and annual meeting	67
Registration	30
Legal and audit	12
Directors	10
Miscellaneous	10

Total expenses	20,612

Net investment income (loss)	(9,720)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	28,386
Foreign currency transactions	(88)

Net realized gain (loss)	28,298

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Change in net unrealized gain (loss)
Securities	(170,088)
Other assets and liabilities
denominated in foreign currencies	(1)

Change in net unrealized gain (loss)	(170,089)

Net realized and unrealized gain (loss)	(141,791)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(151,511)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(9,720)	$(6,857)
Net realized gain (loss)	28,298	500,163
Change in net unrealized gain (loss)	(170,089)	(448,541)

Increase (decrease) in net assets from operations	(151,511)	44,765

Capital share transactions *
Shares sold
Investor Class	234,609	581,659
Advisor Class	9,795	34,672
Shares redeemed
Investor Class	(570,953)	(1,094,377)
Advisor Class	(72,072)	(95,664)

Increase (decrease) in net assets from
capital share transactions	(398,621)	(573,710)

Net Assets
Increase (decrease) during period	(550,132)	(528,945)
Beginning of period	4,507,038	5,035,983

End of period	$3,956,906	$4,507,038

(Including undistributed net investment income of
$(9,720) at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold
Investor Class	12,859	31,904
Advisor Class	533	1,912
Shares redeemed
Investor Class	(31,375)	(60,494)
Advisor Class	(4,007)	(5,270)

Increase (decrease) in shares outstanding	(21,990)	(31,948)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and Science & Technology Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $294,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,169,745,000 and $1,466,758,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2004, the fund had $5,767,586,000 of unused capital loss carryforwards, of which $3,733,946,000 expire in 2009, $1,904,219,000 expire in 2010, and $129,421,000 expire in 2011.

At June 30, 2005, the cost of investments for federal income tax purposes was $4,273,949,000. Net unrealized loss aggregated $301,257,000 at period-end, of which $292,871,000 related to appreciated investments and $594,128,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15% . The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2008. Pursuant to this agreement, at June 30, 2005, there were no amounts subject to repayment. For the six months ended June 30, 2005, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $47,000 for Price Associates, $2,754,000 for T. Rowe Price Services, Inc., and $1,585,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2005, the fund was charged $21,000 for shareholder servicing costs related to the college savings plans, of which $16,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 0.3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $543,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $64,444,000 and $158,401,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and /or its wholly owned subsidiaries owned 271,171 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

NOTE 5 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended June 30, 2005, the fund had outstanding borrowings on three days, in the average amount of $10,100,000, and at an average annual rate of 2.5%.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response and steps taken were satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio (for both classes) was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005